SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.        )

Filed by the Registrant        ☒

Filed	by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LEGG MASON INCOME TRUST, INC.

LEGG MASON INVESTORS TRUST, INC.

LEGG MASON PARTNERS FUNDS, INC.

LEGG MASON PARTNERS INCOME FUNDS

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

LEGG MASON PARTNERS INVESTMENT SERIES

LEGG MASON PARTNERS SECTOR SERIES, INC.

LEGG MASON PARTNERS TRUST II

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS V

SALOMON BROTHERS SERIES FUNDS INC

SALOMON FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Revised 8 23 06

OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:

Hello, my name is                 , and I’m calling on behalf of Legg Mason. May I please speak with                 ? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of                  Fund to be held on October 4, 2006. Has that arrived? For confirmation purposes, may I please have your city, state, and zip code? Thank you.

If Shareholder is a Corporation or other entity:

Hello, my name is                 , and I’m calling on behalf of Legg Mason. May I please speak with                 ? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of                  Fund to be held on October 4, 2006. Has that arrived? For confirmation purposes, may I please have your full name and title? Are you authorized to vote this account?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy card:

Step 1:

I would like to mail you another set of proxy materials. Do you still live at (address)?

You should receive your materials within 7 to 10 business days.

Step 2:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #            . Representatives are available from 9:00a.m. to 11:00 p.m. Eastern time, Monday through Friday, and 12pm to 6pm on Saturday and will be happy to assist with your vote or any questions about the proxy. Thank you for investing with Legg Mason and have a nice day/evening!

After Shareholder Response:

Thank you for your time. Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:

This message is to remind you that a special meeting of shareholders of the                  Fund is scheduled for October 4, 2006. You should have recently received a proxy statement in the mail. To quickly vote your shares over the telephone, simply call                 . When calling, please refer to record #            . Representatives are available from 9:00 a.m. to 11:00 p.m. Eastern time Monday through Friday, and 12pm to 6pm on Saturday and will be happy to assist with your vote or any questions about the proxy. Your vote is important! Thank you for investing with Legg Mason and have a nice day/evening!

SCENARIO 3:

Step 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card:

Have you had a chance to return your proxy card yet?

Step 2:

B. If Shareholder says that they HAVE returned the proxy card:

For whatever reason, that vote has not yet registered. To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.                 , your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If “yes”-follow step 4E. If “no”-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your          vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms                 , you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Please note that you will be receiving additional proxy materials regarding other proposed matters in the future and we would appreciate your vote at that time as well. Thank you for investing with Legg Mason and have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would	you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

Thank you for your time. We will look forward to receiving your vote.

F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS.

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your          vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms                 , you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

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After Shareholder Response:

Please note that you will be receiving additional proxy materials regarding other proposed matters in the future and we would appreciate your vote at that time as well. Thank you for investing with Legg Mason and have a nice day/evening!

SCENARIO 4:

Step 1:

A. If Shareholder says that they HAVE received the proxy statement and proxy card:

Have you had a chance to return your proxy card?

Step 2:

B. If Shareholder says that they HAVE NOT yet returned the proxy card:

To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:

C. If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.                 , your vote is important to the fund. It will only take a moment of your time to ensure that your vote is registered. The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

(If “yes”-follow step 4E. If “no”-follow step 4F)

D. If Shareholder says that they DO want to place a vote over the phone:

The Board recommends a vote in favor of the proposal. Would you like to register a vote along with the recommendations of your Board?

Step 4:

E. If Shareholder DOES want to vote with the Board:

I am recording your          vote and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

E(1.) If the account has duplicates:

Mr./Ms                 , you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:

Thank you for your time and your vote. Please note that you will be receiving additional proxy materials regarding other proposed matters in the future and we would appreciate your vote at that time as well. Thank you for investing with Legg Mason and have a nice day/evening!

F. If Shareholder DOES NOT want to vote with the Board:

Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #            . Representatives are available from 9:00 a.m. to 11:00 p.m. Eastern time, Monday through Friday, and 12pm to 6pm on Saturday and will be happy to assist with your vote or any questions about the proxy. Thank you for investing with Legg Mason and have a nice day/evening!

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F(2.) If Shareholder AGREES to vote:

READ proposal directly from the proxy statement AND ANSWER ANY QUESTIONS

The Board recommends a vote in favor of the proposal. How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call <CFS toll free>. When calling, please refer to record #            . Representatives are available from 9:00 a.m. to 11:00 p.m. Eastern time, Monday through Friday, and 12pm to 6pm on Saturday and will be happy to assist with your vote or any questions about the proxy. Thank you for investing with Legg Mason and have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:

I am recording your          vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?

If the account has duplicates:

Mr./Ms                 , you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts?

If YES-ask if shareholder would like to vote the accounts.

If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:

Thank you for your time and your vote. Please note that you will be receiving additional proxy materials regarding other proposed matters in the future and we would appreciate your vote at that time as well. Thank you for investing with Legg Mason and have a nice day/evening!

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